United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2007

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

7000 Central Parkway NE
Suite 330
Atlanta, GA 30328
(Address of principal executive offices)
678-672-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The following information is furnished pursuant to Item 3.01.

On September 6, 2007, Firstwave Technologies, Inc. issued a press release announcing the intention to voluntarily delist and deregister its stock. The full text of the press release is furnished as Exhibit 99.1 attached hereto and incorporated by reference into this report.

The information included and incorporated by reference into this Report is being furnished pursuant to “Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing” of Form 8-K. This information shall not be deemed “filed” or incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth in such filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Firstwave Technologies, Inc. on September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

By: /s/ Richard T. Brock
Richard T. Brock
Chief Executive Officer
Principal Accounting Officer

Date: September 7, 2007

Index to Exhibits

99.1	Press Release, dated September 6, 2007, issued by Firstwave Technologies, Inc., announcing the intention to voluntarily delist and deregister its stock.